Exhibit 10.3

STOCK OPTION PLAN

TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS AND INTERPRETATION		A-1

1.1	Definitions	A-1
1.2	Choice of Law	A-4
1.3	Headings	A-4

ARTICLE 2 PURPOSE AND PARTICIPATION		A-4

2.1	Purpose	A-4
2.2	Participation	A-4
2.3	Notification of Award	A-4
2.4	Copy of Plan	A-4
2.5	Limitation	A-4

ARTICLE 3 TERMS AND CONDITIONS OF OPTIONS		A-5

3.1	Board to Issue Common Shares	A-5
3.2	Number of Common Shares	A-5
3.3	Term of Option	A-5
3.4	Termination	A-5
3.5	Exercise Price	A-7
3.6	Additional Terms	A-8
3.7	Going Public Agreements	A-8
3.8	Assignment of Options	A-9
3.9	Adjustments	A-9
3.10	Option Grant and Vesting Terms	A-9
3.11	U.S. Participants	A-9

ARTICLE 4 EXERCISE OF OPTION		A-10

4.1	Exercise of Option	A-10
4.2	Issue of Share Certificates	A-10
4.3	Condition of Issue	A-11
4.4	Net Settlement	A-11

ARTICLE 5 ADMINISTRATION		A-11

5.1	Administration	A-11
5.2	Interpretation	A-12

ARTICLE 6 AMENDMENT, TERMINATION AND NOTICE		A-12

6.1	Prospective Amendment	A-12
6.2	Retrospective Amendment	A-12
6.3	Approvals	A-12
6.4	Termination	A-12
6.5	Agreement	A-12
6.6	Notice	A-12

Schedule A	A-1

Schedule B	B-1

Schedule C	C-1

STOCK OPTION PLAN

Article 1
DEFINITIONS AND INTERPRETATION

1.1	Definitions

As used herein, unless there is something in the subject matter or context inconsistent therewith, the following terms will have the meanings set forth below:

(a)	“Administrator” means such director or other senior officer or employee of the Company as may be designated as Administrator by the Board from time to time.

(b)	“Advisor” means a Person that provides advisory services to the Company in respect of whom the Company is permitted to grant Options.

(c)	“Award Date” means the date on which the Board awards a particular Option or such other effective award date determined by the Board.

(d)	“Board” means the board of directors of the Company, or any committee thereof to which the board of directors of the Company has delegated the power to administer and grant Options under the Plan.

(e)	“Cause” means:

(i)	Cause as such term is defined in the written employment agreement between the Company and the Option Holder; or

(ii)	in the event there is no written employment agreement between the Company and the Option Holder or Cause is not defined therein, the usual meaning of just cause under the common law or the laws of the jurisdiction in which the Option Holder is employed.

(f)	“Code” has the meaning given to that term under section 3.11.

(g)	“Common Share” or “Common Shares” means, as the case may be, one or more Common Shares Without Par Value in the capital of the Company.

(h)	“Consultant” means any Person, such as a service provider pursuant to a consulting or services agreement, as may, from time to time, be permitted or not precluded by the rules and policies of the applicable Regulatory Authorities to be granted Options.

(i)	“Company” means Low Carbon Royalties Inc., a company incorporated under the laws of British Columbia.

(j)	“Director” means any individual holding the office of director of the Company.

(k)	“Employee” means any individual regularly employed on a full or part-time basis by the Company or any of its subsidiaries as may, from time to time, be permitted or not precluded by the rules and policies of the applicable Regulatory Authorities to be granted Options.

(l)	“Equity Securities” means:

(i)	Shares or any other security of the Company that carries the residual right to participate in the earnings of the Company and, on liquidation, dissolution or winding-up, in the assets of the Company, whether or not the security carries voting rights;

(ii)	any warrants, options or rights entitling the holders thereof to purchase or acquire any such securities; or

(iii)	any securities issued by the Company which are convertible or exchangeable into such securities.

(m)	“Exercise Notice” means the notice respecting the exercise of an Option, in the form set out as Schedule B hereto, duly executed by the Option Holder.

(n)	“Exercise Period” means the period during which a particular Option may be exercised and is the period from and including the Award Date through to and including the Expiry Date.

(o)	“Exercise Price” means the price at which an Option may be exercised as determined in accordance with section 3.5.

(p)	“Expiry Date” means the date determined in accordance with section 3.4 and after which a particular Option cannot be exercised.

(q)	“Fixed Expiry Date” has the meaning given to that term under section 3.4.

(r)	“Going Public Transaction” means the offering and sale to the public of securities of the Company in connection with which the securities of the Company are listed or quoted on an organized trading facility or any other transaction pursuant to which the securities of a company are listed or quoted on an organized trading facility or the Company becomes a reporting issuer in a jurisdiction of Canada.

(s)	“ISO” has the meaning given to that term under section 3.11.

(t)	“Market Value” means the market value of the Common Shares as determined in accordance with section 3.5.

(u)	“Officer” means any individual who is serving as a duly appointed officer of the Company.

(v)	“Option” means an option to acquire Common Shares, awarded to a Director, Employee or Consultant under the Plan.

(w)	“Option Certificate” means the certificate, in the form set out as Schedule A hereto, evidencing an Option.

(x)	“Option Holder” means a Director, Officer, Employee, Advisor or Consultant, or former Director, Officer, Employee, Advisor or Consultant, who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person.

(y)	“Other Securityholders” has the meaning given to that term under section 3.4(f).

(z)	“Person” means any individual, partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, trust, trustee, executor, administrator, or other legal personal representatives, regulatory body or agency, government or governmental agency, authority or entity howsoever designated or constituted.

(aa)	“Personal Representative” means:

(i)	in the case of a deceased Option Holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and

(ii)	in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder.

(bb)	“Plan” means this stock option plan.

(cc)	“Purchase Offer” has the meaning given to that term under section 3.4(f).

(dd)	“Purchaser” has the meaning given to that term under section 3.4(f).

(ee)	“Regulatory Authorities” means all stock exchanges, inter-dealer quotation networks and other organized trading facilities on which the Shares are listed and all securities commissions or similar securities regulatory bodies having jurisdiction over the Company.

(ff)	“Selling Shareholders” has the meaning given to that term under section 3.4(f).

(gg)	“Share” or “Shares” means, as the case may be, one or more Common Shares or shares of any other class in the share capital of the Company from time to time.

(hh)	“Termination Date” means:

(i)	in the case of the resignation of the Option Holder’s employment or the termination of the Option Holder’s consulting or service contract by the Option Holder, the date that the Option Holder provides notice of such resignation or termination to the Company; or

(ii)	in the case of the termination of the Option Holder’s employment or consulting or service contract by the Company for any reason other than death or disability, the date that the Company delivers written notice of termination of the Option Holder’s employment or consulting or service contract to the Option Holder; or

(iii)	in the case of the expiry of a fixed-term employment or consulting or service contract that is not renewed or extended, the last day of the term.

(ii)	“Transfer” includes any sale, exchange, assignment, gift, bequest, disposition, mortgage, charge, pledge, encumbrance, grant of a security interest or other arrangement by which possession, legal title or beneficial ownership passes from one Person to another, or to the same Person in a different capacity, whether or not voluntarily and whether or not for value, and any agreement to effect any of the foregoing, including any sale or exchange pursuant to a plan of arrangement, merger, consolidation, acquisition or similar transaction; and the words “Transferred”, “Transferring” and similar words have corresponding meanings.

(jj)	“U.S. Participant” has the meaning given to that term under section 3.11.

1.2	Choice of Law

The Plan is established under, and the provisions of the Plan will be subject to and interpreted and construed in accordance with, the laws of the Province of British Columbia.

1.3	Headings

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

Article 2
PURPOSE AND PARTICIPATION

2.1	Purpose

The purpose of the Plan is to provide the Company with a share-related mechanism to attract, retain and motivate qualified Directors, Officers, Employees, Advisors and Consultants, to reward such of those Directors, Officers, Employees, Advisors and Consultants as may be awarded Options under the Plan by the Board from time to time for their contributions toward the long term goals of the Company and to enable and encourage such Directors, Officers, Employees, Advisors and Consultants to acquire Common Shares as long term investments.

2.2	Participation

The Board will, from time to time and in its sole discretion determine those Directors, Officers, Employees, Advisors and Consultants, if any, to whom Options are to be awarded. The Board may, in its sole discretion, grant the majority of the Options to insiders of the Company.

2.3	Notification of Award

Following the approval by the Board of the awarding of an Option, the Administrator will notify the Option Holder in writing of the award and will enclose with such notice the Option Certificate representing the Option so awarded.

2.4	Copy of Plan

Each Option Holder, concurrently with the notice of the award of the Option, may request a copy of the Plan.

2.5	Limitation

The Plan does not give any Option Holder that is a Director or Officer the right to serve or continue to serve as a Director or Officer of the Company, nor does it give any Option Holder that is an Employee the right to be or to continue to be employed with the Company, nor does it give any Option Holder that is an Advisor the right to continue to provide advisory services to the Company, nor does it give any Option Holder that is a Consultant the right to have a consulting relationship with the Company or provide services to the Company.

Article 3
TERMS AND CONDITIONS OF OPTIONS

3.1	Board to Issue Common Shares

The Common Shares to be issued to Option Holders upon the exercise of Options will be authorized and unissued Common Shares the issuance of which will have been authorized by the Board.

3.2	Number of Common Shares

Subject to adjustment as provided for in section 3.9 of the Plan, the number of Common Shares that will be available for Directors, Officers, Employees, Advisors and Consultants to acquire pursuant to Options granted under the Plan will not at any time exceed 10 % of the Company’s then outstanding Common Shares. The maximum number of Common Shares that will be available for Directors, Officers, Employees, Advisors and Consultants to acquire pursuant to ISOs (as defined in section 3.11 of this Plan) will be 10% of the Company’s issued and outstanding Common Shares. If any Option expires or otherwise terminates for any reason without having been exercised in full, the number of Common Shares in respect of which the Option was not exercised will again be available for the purposes of the Plan. In addition, if any Option is exercised, an equivalent number of Shares may be reserved for issuance pursuant to the grant of additional Options in replacement for such exercised Options.

3.3	Term of Option

An Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period. Any Option or part thereof not exercised within the Exercise Period will terminate and become null, void and of no effect as of 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date.

3.4	Termination

The Expiry Date of an Option will be the earlier of the date that is the tenth anniversary of the Award Date of such Option, or such other date so fixed by the Board at the time the particular Option is awarded provided that such date will be no later than the tenth anniversary of the Award Date of such Option (the “Fixed Expiry Date”), or the date established, if applicable, in subsections (a) to (f) below:

(a)	Death

In the event that the Option Holder should die while he or she is a Director (if he or she holds his or her Option as a Director) or Officer (if he or she holds his or her Option as an Officer) or Employee (if he or she holds his or her Option as an Employee) or Advisor (if he or she holds his or her Option as an Advisor) or Consultant (if he or she holds his or her Option as a Consultant), the Expiry Date for any vested portion or portions of the Option will be the earlier of the date that is the tenth anniversary of the Award Date of such Option, or the Fixed Expiry Date, as applicable. The Expiry Date for any unvested portion of the Option will be the date of the Option Holder’s death.

(b)	Disability

In the event that the Option Holder becomes permanently disabled while he or she is a Director (if he or she holds his or her Option as a Director) or Officer (if he or she holds his or her Option as an Officer) or Employee (if he or she holds his or her Option as an Employee) or Advisor (if he or she holds his or her Option as an Advisor) or Consultant (if he or she holds his or her Option as a Consultant) and ceases to be a Director, Officer, Employee, Advisor or Consultant as a result of the permanent disability, the Expiry Date for any vested portion or portions of the Option will be the date that is six months after the date that the Option Holder ceases to be a Director, Officer, Employee, Advisor or Consultant, as the case may be. The Expiry Date for any unvested portion of the Option will be the date that the Option Holder ceases to be a Director, Officer, Employee, Advisor or Consultant, as the case may be.

(c)	Ceasing to Hold Office

In the event that the Option Holder holds his or her Option as a Director or Officer of the Company and such Option Holder ceases to be a Director or Officer of the Company other than by reason of death or permanent disability, the Expiry Date for any vested portion or portions of the Option will be, unless otherwise provided for in the Option Certificate:

(i)	the 90th day following the date that the Option Holder ceases to be a Director or Officer of the Company unless the Option Holder ceases to be a Director or Officer of the Company as a result of:

(ii)	ceasing to meet the qualifications required under applicable laws; or

(iii)	an order made by any Regulatory Authority having jurisdiction to so order,

in which case the Expiry Date will be the date that the Option Holder ceases to be a Director or Officer of the Company. The Expiry Date for any unvested portion of the Option will be the date that the Option Holder ceases to be a Director or Officer of the Company.

(d)	Ceasing to be an Employee or Consultant

In the event that the Option Holder holds his or her Option as an Employee, Advisor or Consultant of the Company and such Option Holder ceases to be an Employee, Advisor or Consultant of the Company other than by reason of death or permanent disability, the Expiry Date of any vested portion or portions of the Option will be the 90th day following the Termination Date unless the Option Holder ceases to be an Employee, Advisor or Consultant of the Company as a result of:

(i)	termination of employment for Cause (if he or she holds his or her Option as an Employee); or

(ii)	termination for failure to fulfil services pursuant to an advisory, consulting or services agreement (if he or she holds his or her Option as an Advisor or Consultant); or

(iii)	an order made by any Regulatory Authority having jurisdiction to so order,

in which case the Expiry Date will be the Termination Date. The Expiry Date for any unvested portion of the Option will be the Termination Date.

(e)	Going Public Transaction

Prior to completion of a Going Public Transaction, the Board or the Regulatory Authorities or the underwriter may require that there be no outstanding Options and the Company may deliver a notice to the Option Holder to this effect, in which case the unvested portion of the Option held by the Option Holder, if any, will immediately vest and the Expiry Date of the Option will be the 30th day following the date of the notice. In the event that the Company does not complete the Going Public Transaction, the Company will, to the extent reasonably practicable, grant to the Option Holder an Option equivalent (including the original vesting terms, if any) to the Option cancelled or exercised, provided that in the case of an Option that was exercised, the Option Holder surrenders for cancellation the Common Shares acquired upon the exercise of the Option.

(f)	Substantial Sale

(i)	If Shareholders holding Shares representing at least 50% of the outstanding Shares (the “Selling Shareholders”) irrevocably agree to Transfer to one or more Persons acting as principal and who is or are independent of the Selling Shareholders (a “Purchaser”) all or some portion of the Shares held or beneficially owned by the Selling Shareholders pursuant to a bona fide offer (a “Purchase Offer”) from or with the Purchaser, which Purchase Offer is approved by the Board and the Purchaser offers to purchase any outstanding Options or requires that there be no Options outstanding following completion of the transactions contemplated in the Purchase Offer, then the Company may, in its sole discretion, deliver a notice to the Option Holder requiring the sale of such Options to the Purchaser or requiring the exercise of the vested portion of such Options.

(ii)	If the Purchaser offers to buy the Options of an Option Holder and the Option Holder does not sell the Option Holder’s Options to the Purchaser or exercise the vested portion of the Options as contemplated above, then that Option Holder’s Options will expire, terminate and be cancelled on completion the transaction contemplated in the Purchase Offer.

Notwithstanding anything else contained in the Plan and subject to any necessary approval from the Company’s shareholders and the Regulatory Authorities, the Board may in its discretion (a) extend the Expiry Date of any Option, provided that in no case will an Option be exercisable later than the tenth anniversary of the Award Date of the Option; or (b) accelerate the expiry or vesting terms applicable to an Option.

3.5	Exercise Price

The price at which an Option Holder may purchase a Common Share upon the exercise of an Option will be as set forth in the Option Certificate issued in respect of such Option. Unless otherwise resolved by the Board, and subject to the necessary approvals of applicable Regulatory Authorities, the Exercise Price shall not be less than the Market Value of the Common Shares as of the Award Date. The Market Value of the Common Shares for a particular Award Date will be determined as follows:

(a)	for each organized trading facility on which the Common Shares are listed, Market Value will be determined by a resolution of the Board and must be either:

(i)	the closing trading price of the Common Shares on the last trading day immediately preceding the Award Date; or

(ii)	a value that is within the parameters set by the guidelines or policies of such organized trading facility;

(b)	if the Common Shares trade on an organized trading facility outside of Canada, then the Market Value determined for that organized trading facility will be converted into Canadian dollars at a conversion rate determined by the Administrator having regard for the published conversion rates as of the Award Date;

(c)	if the Common Shares are listed on more than one organized trading facility, then Market Value will be the greatest of the Market Values determined for each organized trading facility on which those Common Shares are listed as determined for each organized trading facility in accordance with subsections (a) and (b) above;

(d)	if the Common Shares are listed on one or more organized trading facility but have not traded during the ten trading day period immediately preceding the Award Date, then the Market Value will be, subject to the necessary approvals of the applicable Regulatory Authorities, such value as is determined by the Board; and

(e)	if the Common Shares are not listed on any organized trading facility, then the Market Value will be, subject to the necessary approvals of the applicable Regulatory Authorities, such value as is determined by the Board.

Notwithstanding anything else contained herein, in no case will the Market Value be less than the minimum prescribed by each of the organized trading facilities as would apply to the Award Date in question.

3.6	Additional Terms

Subject to all applicable securities laws and regulations and the rules and policies of all applicable Regulatory Authorities, the Board may attach other terms and conditions to the grant of a particular Option, such terms and conditions to be referred to in a schedule attached to the Option Certificate. These terms and conditions may include, but are not necessarily limited to, the following:

(a)	providing that an Option expires on a date other than as provided for herein, provided that in no case will an Option be exercisable later than the tenth anniversary of the Award Date of the Option;

(b)	providing that a portion or portions of an Option vest after certain periods of time or upon the occurrence of certain events, or expire after certain periods of time or upon the occurrence of certain events other than as provided for herein; and

(c)	providing that an Option be exercisable immediately, in full, notwithstanding that it has vesting provisions, upon the occurrence of certain events, such as a friendly or hostile takeover bid for the Company.

3.7	Going Public Agreements

If the Company proceeds to list its Shares on a public stock exchange or commences a public offering, each Option Holder will promptly enter into all such escrow, pooling or other agreements as are required by the securities regulatory authorities, the exchange, the agents or the underwriters in connection with such listing or public offering.

3.8	Assignment of Options

Options may not be assigned or transferred, provided however that the Personal Representative of an Option Holder may, to the extent permitted by section 4.1, exercise the Option within the Exercise Period.

3.9	Adjustments

If prior to the complete exercise of an Option the Common Shares are consolidated, subdivided, converted, exchanged or reclassified or in any way substituted for (collectively, the “Event”), an Option, to the extent that it has not been exercised, will be adjusted by the Board in accordance with such Event in the manner the Board deems appropriate. No fractional Common Shares will be issued upon the exercise of an Option and accordingly, if as a result of the Event, an Option Holder would become entitled to a fractional Common Share, such Option Holder will have the right to purchase only the next lowest whole number of Common Shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded.

3.10	Option Grant and Vesting Terms

Unless otherwise determined by the Board in accordance with the terms and conditions of this Plan, Options will be granted by the Board. The Board may, in its sole discretion attach a term or condition to a particular grant of Options providing that such Options will vest over a certain period of time or upon the occurrence of certain events. Unless otherwise determined by the Board, in its sole discretion, all grants of Options will vest over a three year period, with the first thirty-three percent (33%) of the Common Shares underlying each Option to vest following twelve months of continued employment or service, and the remaining Common Shares vesting over the following twenty-four month period in two equal instalments on an annual basis.

For clarity, the Board may deviate from the terms of this section 3.10 with respect to the grant of Options provided that such grant is made in accordance with the other terms of this Plan.

3.11	U.S. Participants

Any Option granted under the Plan to an Option Holder who is a citizen or resident of the United States (including its territories, possessions and all areas subject to the jurisdiction) (a “U.S. Participant”) may, at the sole discretion of the Company, be an incentive stock option (an “ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, of the United States (the “Code”), but only if so designated by the Company in the Option Certificate evidencing such Option. No provision of this Plan, as it may be applied to a U.S. Participant with respect to Options which are designated as ISOs, shall be construed so as to be inconsistent with any provision of Section 422 of the Code or the Treasury Regulations thereunder. Grants of Options to U.S. Participants which are not designated as or otherwise do not qualify as ISOs will be treated as nonstatutory stock options for U.S. federal tax purposes. Notwithstanding anything in this Plan contained to the contrary, the following provisions shall apply to ISOs granted to each U.S. Participant:

(a)	ISOs shall only be granted to individual U.S. Participants who are, at the time of grant, employees of the Company within the meaning of the Code. Any director of the Company who is a U.S. Participant shall be ineligible to vote upon the granting of such Option;

(b)	the aggregate fair market value (determined as of the time an ISO is granted) of the Common Shares subject to ISOs exercisable for the first time by a U.S. Participant during any calendar year under this Plan and all other stock option plans, within the meaning of Section 422 of the Code, of the Company shall not exceed One Hundred Thousand Dollars in U.S. funds (U.S.$100,000);

(c)	the Exercise Price for Common Shares under each ISO granted to a U.S. Participant pursuant to this Plan shall be not less than fair market value of such Common Shares at the time the Option is granted, as determined in good faith by the Board at such time (unless such ISO is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code);

(d)	if any U.S. Participant to whom an ISO is to be granted under the Plan at the time of the grant of such ISO is the owner of shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation, then the following special provisions shall be applicable to the ISO granted to such individual:

(i)	the Exercise Price (per share) subject to such ISO shall not be less than one hundred ten percent (110%) of the fair market value of one Common Share at the time of grant; and

(ii)	for the purposes of this section 3.11 only, the Exercise Period shall not exceed five (5) years from the date of grant;

(e)	no ISO may be granted hereunder to a U.S. Participant following the expiration of ten (10) years after the date on which this Plan is adopted by the Company or the date on which the Plan is approved by the shareholders of the Company, whichever is earlier; and

(f)	no ISO granted to a U.S. Participant under the Plan shall become exercisable unless and until the Plan shall have been approved by the shareholders of the Company.

Article 4
EXERCISE OF OPTION

4.1	Exercise of Option

An Option may be exercised only by the Option Holder or the Personal Representative of the Option Holder. An Option Holder or the Personal Representative of the Option Holder may exercise the vested portion or portions of an Option in whole or in part at any time or from time to time during the Exercise Period up to 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date by delivering to the Administrator an Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to “Low Carbon Royalties Inc.” in an amount equal to the aggregate Exercise Price of the Common Shares to be purchased pursuant to the exercise of the Option.

4.2	Issue of Share Certificates

As soon as practicable following the receipt of the Exercise Notice (or following receipt of the executed shareholder’s agreement, if required), the Administrator will, in his sole discretion, either cause to be delivered to the Option Holder a certificate, or written acknowledgement of entitlement to such certificate, for the Common Shares purchased by the Option Holder or cause to be delivered to the Option Holder a copy of such document and the original of any certificate will be placed in the minute book of the Company. If the number of Common Shares in respect of which the Option was exercised is less than the number of Common Shares subject to the Option Certificate surrendered, the Administrator will forward a new Option Certificate to the Option Holder concurrently with delivery of the share certificate or other record for the balance of the Common Shares available under the Option.

4.3	Condition of Issue

The Options and the issue of Common Shares by the Company pursuant to the exercise of Options are subject to the terms and conditions of the Plan and compliance with the rules and policies of all applicable Regulatory Authorities with respect to the granting of such Options and the issuance and distribution of such Common Shares, and to all applicable securities laws and regulations. The Option Holder agrees to comply with all such laws, regulations, rules and policies and agrees to furnish to the Company any information, reports or undertakings required to comply with, and to fully cooperate with, the Company in complying with such laws, regulations, rules and policies.

4.4	Net Settlement

In lieu of exercising the Option by delivery of the Exercise Notice along with payment of the Exercise Price as provided in Section 4.1 hereof, with the prior written approval of the Board, which may be granted or withheld in its sole discretion, any Option Holder or the Personal Representative of such Option Holder may elect to transfer and dispose of a specified number of Options to the Company in exchange for a number of Common Shares having a fair market value equal to the intrinsic value of such Options disposed of and transferred to the Company (“Net Settlement”) by completing the Notice of Net Settlement set out as Schedule C. The decision of whether or not to permit Net Settlement for any Option is in the sole discretion of the Board and will be made on a case by case basis. Upon the Net Settlement of Options (the “Disposed Options”), the Company shall deliver to the Option Holder, that number of fully paid and non-assessable Common Shares (“X”) equal to the number of Disposed Options (“Y”) multiplied by the quotient obtained by dividing the result of the fair market value of one Common Share, as determined, by the Board, in its sole discretion, as at the date of exercise (“B”) less the Exercise Price per Common Share (“A”) by the fair market value of one Common Share as determined as at the date of exercise (“B”). Expressed as a formula, such number of Common Shares shall be computed as follows:

X = (Y) x	(B - A)
(B)

No fractional Common Shares shall be issuable upon the Net Settlement of Options, such Common Shares to be rounded down to the nearest whole number.

Article 5
ADMINISTRATION

5.1	Administration

The Plan will be administered by the Administrator on the instructions of the Board. The Board may make, amend and repeal at any time and from time to time such policies not inconsistent with the Plan as it may deem necessary or advisable for the proper administration and operation of the Plan and such policies will form part of the Plan. The Board may delegate to the Administrator or any director, officer or employee of the Company such administrative duties and powers as it may see fit.

5.2	Interpretation

The interpretation by the Board of any of the provisions of the Plan and any determination by it pursuant thereto will be final and conclusive and will not be subject to any dispute by any Option Holder. No member of the Board or any person acting pursuant to authority delegated by it hereunder will be liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board and each such person will be entitled to indemnification with respect to any such action or determination in the manner provided for by the Company.

Article 6
AMENDMENT, TERMINATION AND NOTICE

6.1	Prospective Amendment

The Board may, from time to time and in accordance with any third party obligations of the Company, amend the Plan and the terms and conditions of any Option thereafter to be granted and, without limiting the generality of the foregoing, may make such amendment for the purpose of meeting any changes in any relevant law, rule or regulation applicable to the Plan, any Option or the Common Shares, or for any other purpose which may be permitted by all relevant laws, regulations, rules and policies provided always that any such amendment (with the exception of an amendment pursuant to section 3.4(f)) will not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to such amendment.

6.2	Retrospective Amendment

The Board may from time to time retrospectively amend the Plan and, with the consent of the affected Option Holders, retrospectively amend the terms and conditions of any Options which have been previously granted.

6.3	Approvals

The Plan and any amendments hereto are subject to all necessary approvals of the applicable Regulatory Authorities.

6.4	Termination

The Board may terminate the Plan at any time provided that such termination will not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to the date of such termination which will continue to be governed by the provisions of the Plan.

6.5	Agreement

The Company and every Option awarded hereunder will be bound by and subject to the terms and conditions of the Plan. By accepting an Option granted hereunder, the Option Holder has expressly agreed with the Company to be bound by the terms and conditions of the Plan.

6.6	Notice

Any notice or other communication contemplated under the Plan to be given by the Company to an Option Holder will be given by the Company delivering or faxing the notice to the Option Holder at the last address for the Option Holder in the Company’s records. Any such notice will be deemed to have been given on the date on which it was delivered, or in the case of fax, the next business day after transmission. An Option Holder may, at any time, advise the Company of a change in the Option Holder’s address or fax number.

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Schedule A

STOCK OPTION PLAN

OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of the Low Carbon Royalties Inc. (the “Company”) stock option plan (the “Plan”) and evidences that • is the holder (the “Option Holder”) of an option (the “Option”) to purchase up to • Common Shares Without Par Value (the “Common Shares”) in the capital stock of the Company. The Exercise Price of the Option is Cdn. $• per Common Share.

Subject to the provisions of the Plan:

(a)	the Award Date of the Option is •, •; and

(b)	the Fixed Expiry Date of the Option is •, •.

The vested portion or portions of the Option may be exercised at any time and from time to time from and including the Award Date through to 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date by delivering to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “[•]” in an amount equal to the aggregate of the Exercise Price of the Common Shares in respect of which the Option is being exercised.

This Certificate and the Option evidenced hereby are not assignable, transferable or negotiable and are subject to the detailed terms and conditions contained in the Plan, the terms and conditions of which the Option Holder hereby expressly agrees with the Company to be bound by. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company will prevail.

The Option is also subject to the terms and conditions contained in the schedules, if any, attached hereto. All terms not otherwise defined in this Certificate will have the meanings given to them under the Plan.

Dated this • day of •, •.

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Schedule B

NOTICE OF EXERCISE OF OPTION

TO:	The Administrator, Stock Option Plan

The undersigned hereby irrevocably gives notice, pursuant to the Low Carbon Royalties Inc. stock option plan (the “Plan”), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(a)	all of the Common Shares; or

(b)	___________________ of the Common Shares,

which are the subject of the Option Certificate attached hereto.

The undersigned tenders herewith a certified cheque or bank draft (circle one) payable to Low Carbon Royalties Inc. an amount equal to the aggregate Exercise Price of the aforesaid Common Shares and directs the Company to issue the certificate evidencing said Common Shares in the name of the undersigned to be mailed to the undersigned at the following address:

___________________________________

___________________________________

___________________________________

By executing this Notice of Exercise of Option the undersigned hereby confirms that the undersigned has read the Plan and agrees to be bound by the provisions of the Plan, including without limitation section 4.2. All terms not otherwise defined in this Notice of Exercise of Option will have the meanings given to them under the Option Certificate.

DATED the ________ day of ____________________, __________.

Signature of Option Holder

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Schedule C

STOCK OPTION PLAN

NOTICE OF NET SETTLEMENT

TO:	The Administrator, Stock Option Plan

The undersigned hereby requests, pursuant to the Low Carbon Royalties Inc. (the “Company”) stock option plan (the “Plan”), the Company accept the transfer, disposition and surrender of the right to exercise ______________ Options in exchange for, subject to the terms of the Plan and the Options, the number of Common Shares representing the fair market value of the Options disposed of and transferred to the Company pursuant to the net settlement provisions set out in Section 4.4 of the Plan (the “Net Settlement Provisions”).

The undersigned, subject to the terms of the Plan and the Options, is requesting to receive the fair market value of the Options in Common Shares pursuant to the Net Settlement Provisions.

The undersigned directs the Company to issue the certificate evidencing said Common Shares in the name of the undersigned to be mailed to the undersigned at the following address:

___________________________________

___________________________________

___________________________________

By executing this Notice of Net Settlement the undersigned hereby confirms that the undersigned has read the Plan and agrees to be bound by the provisions of the Plan. All terms not otherwise defined in this Notice of Net Settlement will have the meanings given to them under the Option Certificate.

DATED the ____ day of ____________, 20__.

Signature of Witness	Signature of Participant

Name of Witness (please print)	Name of Participant (please print)

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